                                                                 EXHIBIT 10.13

                                TABLE OF CONTENTS

                                                                           PAGE
BACKGROUND.....................................................................1

Section 1    DEFINITIONS.......................................................1

Section 2    GRANT.............................................................3

Section 3    ACKNOWLEDGMENT AND AGREEMENT ON DIAGNOSTIC PRODUCTS...............5

Section 4    ROYALTIES, RECORDS AND REPORTS....................................5

Section 5    PERFORMANCE OF LICENSED SERVICES..................................6

Section 6    TECHNOLOGY NOTIFICATION...........................................6

Section 7    DILIGENCE.........................................................7

Section 8    TERM AND TERMINATION..............................................7

Section 9    CONFIDENTIALITY-PUBLICITY.........................................8

Section 10   COMPLIANCE.......................................................10

Section 11   ASSIGNMENT.......................................................10

Section 12   NATION OF WARRANTIES AND INDEMNITY...............................10

Section 13   GENERAL..........................................................11

ATTACHMENTS:

Attachment I   COMBINATION SERVICES

Attachment II  Summary Royalty Report form

Rider

Appendix A to Rider

                        PCR DIAGNOSTIC SERVICES AGREEMENT

         This Agreement is made by and between Roche Molecular Systems, Inc. ("RMS"), having an office at 4300 Hacienda Drive, Pleasanton, California 94588 and Exact Laboratories, Inc. ("ELI"), Maynard, Massachusetts, hereafter collectively referred to as "The Parties".

                                   BACKGROUND


A. RMS owns and has the right to grant immunities from suit to practice under certain United States Patents describing and claiming, INTER ALIA, a nucleic acid amplification process known as the polymerise chain reaction ("PCR") technology.

B. ELI has attained substantial expertise in validating, documenting and performing sophisticated diagnostic procedures.

C. ELI desires to obtain an immunity from suit from RMS to practice PCR TECHNOLOGY to perform human IN VITRO clinical laboratory services, and RMS is willing to grant such an immunity, on the terms and subject to the conditions provided exclusively in this Agreement.

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, RMS and ELI agree as follows:

         1.  DEFINITIONS

         For the purpose of this Agreement, and solely for that purpose, the terms set forth hereinafter shall be defined as follows:

             1.1 The term "AFFILIATE" of a designated Party to this Agreement shall mean:

                 a) an organization of which fifty percent (50%) or more of the voting stock is controlled or owned directly or indirectly by either Party to this Agreement;

                 b) an organization which directly or indirectly owns or controls fifty percent (50%) or more of the voting stock of either Party to this Agreement;

                 c) an organization, the majority ownership of which is directly or indirectly common to the majority ownership of either Party to this Agreement; and

                 d) an organization under (a), (b), or (c) above in which the amount of said ownership is less than fifty percent (50%) and that amount is the maximum amount permitted pursuant to the law governing the ownership of said organization.

         It is understood and agreed, however, that the term "AFFILIATE" shall not include Genentech Inc., a Delaware Corporation.

                  1.2 "COMBINATION SERVICES" shall mean a LICENSED SERVICE offered in combination with another non-PCR diagnostic assay(s) or together with a non-testing service(s) such as a specialized interpretive service or a consultative service (e.g., genetic counseling) as part of a package, where the LICENSED SERVICE is not separately billed.

                  1.3 "DIAGNOSTIC PRODUCT" shall mean an assemblage of reagents, including but not limited to reagents packaged in the form of a kit, useful in performing a Licensed Service.

                  1.4 "EFFECTIVE DATE" shall mean the date on which the last signatory to this Agreement signs the Agreement.

                  1.5 "LICENSED FIELD" shall mean the field of human IN VITRO diagnostics solely for the detection of genetic diseases, genetic predisposition to disease, agents associated with infectious diseases, cancer; and for tissue transplant typing, including testing performed on animal tissue intended for use in xenotransplantation; PARENTAGE DETERMINATION; disease management; and clinical trials.

                  1.6 "LICENSED SERVICES" shall mean the performance by ELI of an IN VITRO diagnostic procedure utilizing PCR TECHNOLOGY to detect' the presence, absence or quantity of a nucleic acid sequence associated with a human disease or condition within the LICENSED FIELD. LICENSED SERVICES include but are not limited to, any combination of the steps of collecting a sample for analysis, isolating nucleic acid sequences therein, amplifying one or more desired sequences, analyzing the amplified material and reporting the results.

                  1.7 "NET SERVICE REVENUES" shall mean gross invoice price for the LICENSED SERVICES performed by ELI (or the fair market value for any nonmonetary consideration which ELI agrees to receive in exchange for LICENSED SERVICES), less the following deductions where they are factually applicable and are not already reflected in the gross invoice price:

                      a) discounts allowed and taken, in amounts customary in
                         the trade (which shall include the difference between the dollar amount charged by ELI for a LICENSED SERVICE and the Medicare and/or Medicaid Limits of Allowance and/or reimbursement limitations of a THIRD PARTY insurance program); and

                      b) government imposed sales taxes and other taxes to the
                         extent they are separately identified on the invoice;
                         and

                      c) actual bad debt, up to 2% of gross invoice price for
                         LICENSED SERVICES, which bad debt ELI can prove and document that it was reasonable and diligent in its efforts to collect payment.

         No allowance or deduction shall be made for commissions or collections, by whatever name known.

         It is hereby understood and agreed that, to the extent feasible, LICENSED SERVICES and COMBINATION SERVICES shall at all times be invoiced, listed and billed by ELI as a separate item in ELI's invoices, bills and reports to customers. NET SERVICE REVENUES for determining royalties on a LICENSED SERVICE which is part of a COMBINATION SERVICES shall be determined by [CONFIDENTIAL TREATMENT REQUESTED]/*/ in Attachment I hereto. The [CONFIDENTIAL TREATMENT REQUESTED]/*/ specified in Attachment I for a particular LICENSED SERVICE shall be set by RMS after consultation with ELI, [CONFIDENTIAL TREATMENT REQUESTED]/*/ by the LICENSED SERVICE to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the COMBINATION SERVICES as offered by ELI. Attachment I hereto shall be modified as new COMBINATION SERVICES are identified and new royalty-bearing fractions set.

         The NET SERVICE REVENUES of the LICENSED SERVICES that are performed by ELI for any person, firm or corporation controlling, controlled by, or under common control with ELI, or enjoying a special course of dealing with ELI, shall be determined based on the average selling price to all THIRD PARTIES during the period on a test by test basis.

                  1.8 "PARENTAGE DETERMINATION" shall mean analysis of human genetic material to ascertain whether two or more individuals are biologically related, but specifically excludes analysis of forensic evidence for a sexual assault investigation.

                  1.9 "PCR TECHNOLOGY" shall mean polymerase chain reaction technology covered by United States Patent Nos. B1 4,683,195 and B1 4,683,202 and any reissue or reexamination patents thereof.

                  1.10 "THIRD PARTY" shall mean a party other than an AFFILIATE of The Parties to this Agreement.

         2.  GRANT

             2.1 Upon the terms and subject to the conditions of this Agreement, RMS hereby grants to ELI, and ELI hereby accepts from RMS, a royalty-bearing, nonexclusive immunity from suit under PCR TECHNOLOGY solely to perform LICENSED SERVICES within the United States and its possessions and the Commonwealth of Puerto Rico. The Parties understand and agree that no rights are hereby granted, expressly or by implication, under U.S. Patent No. 4,965,188 (the
'188 patent) covering the performance of nucleic acid amplification using a thermostable polymerase. An immunity from suit under the '188 patent may be obtained by purchase of RMS-manufactured polymerase or by contacting the Director of Licensing, Roche Molecular Systems, Inc., 1145 Atlantic Avenue, Alameda, CA 94501.

             2.2 The PCR TECHNOLOGY hereunder may be practiced solely for the performance of LICENSED SERVICES and for no other purpose whatsoever, and no other right, immunity or license is granted expressly, impliedly or by estoppel.

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         2.3 ELI expressly acknowledges and agrees that the immunity from suit pursuant to this Agreement is personal to ELI alone and ELI shall have no right to sublicense, assign or otherwise transfer or share its rights under the foregoing immunity from suit. ELI further agrees that LICENSED SERVICES will be performed, offered, marketed and sold only by ELI except as provided in Section 2.3(a) and ELI shall not authorize any other party, including AFFILIATES, to practice the PCR TECHNOLOGY, nor shall it practice the PCR TECHNOLOGY in conjunction with any other party. The foregoing notwithstanding, it is understood that ELI may market services through its authorized sales representatives.

         a) ELI may offer, market and sell LICENSED SERVICES that are performed by other laboratories subject to the following conditions:

             i) Each laboratory performing LICENSED SERVICES for ELI must be separately licensed under RMS's diagnostic services program.

             ii) ELI's report forms must list all LICENSED SERVICES marketed and sold by ELI which are performed by another laboratory even though ELI will not be obligated to pay royalties on those LICENSED SERVICES.

             iii) ELI must contact RMS to verify that a new laboratory to which it seeks to send samples for performance of LICENSED SERVICES is properly licensed by RMS before sending samples to that laboratory.

             iv) Each laboratory performing LICENSED SERVICES for ELI must report and pay royalties on LICENSED SERVICES performed for ELI.

         2.4 For each COMBINATION SERVICES that ELI offers pursuant to this immunity from suit, ELI agrees that it will notify RMS at least sixty (60) days before it commences offering said COMBINATION SERVICES. COMBINATION SERVICES claimed by ELI on royalty reports which have not met the sixty (60) day notice requirement and for which RMS has not set an appropriate royalty bearing fraction, shall be royalty bearing at 100% of the package price, less applicable deductions. As to all other LICENSED SERVICES offered by ELI which are not part of a COMBINATION SERVICES, ELI agrees to inform RMS of the availability from ELI of each such LICENSED SERVICE within thirty (30) days after ELI commences offering the Licensed Service.

         2.5 RMS hereby grants to ELI the right and ELI accepts and agrees to credit RMS as the source of PCR TECHNOLOGY rights in ELI's, promotional materials and any other materials intended for distribution to THIRD PARTIES as follows:

"This test is performed pursuant to a license agreement with Roche Molecular Systems, Inc."

         3. ACKNOWLEDGMENT AND AGREEMENT ON DIAGNOSTIC PRODUCTS

            ELI acknowledges and agrees that the immunity from suit granted hereunder is for the performance of LICENSED SERVICES only and does not include any right to make, have made, import, offer or sell any products, including devices, PCR reagents, kits or DIAGNOSTIC PRODUCTS. ELI further acknowledges and agrees that RMS Affiliates are in the business of providing clinical laboratory testing services and the commercial sale of diagnostic testing systems and therefore may compete directly with ELI's business.

         4. ROYALTIES, RECORDS AND REPORTS

            4.1 ROYALTIES. For the rights and privileges granted under this Agreement, ELI shall pay to RMS earned royalties equal to [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent [CONFIDENTIAL TREATMENT REQUESTED]/*/ of ELI's NET SERVICE REVENUES for each LICENSED SERVICE performed.

            4.2 ELI shall keep full, true and accurate books of account containing all particulars which may be necessary for the purpose of showing the amount payable to RMS by way of royalty or by way of any other provision. under this Agreement. Such books and the supporting data shall be open at all reasonable times, for three (3) years following the end of the calendar year to which they pertain (and access shall not be denied thereafter, if reasonably available), to the inspection of RMS or an independent certified public accountant retained by RMS for the purpose of verifying ELI's royalty statements or ELI's compliance in other respects with this Agreement. It is understood that RMS's inspection of ELI's records does not require access to actual patient results. If in dispute, such records shall be kept until the dispute is settled. The inspection of records shall be at RMS's sole cost and expense, unless the inspector concludes that royalties reported by ELI for the period being audited are understated by five percent (5%) or more from actual royalties, in which case the costs and expenses of such inspection shall be paid by ELI.

            4.3 ELI shall within sixty (60) days after the first day of January and July of each year deliver to RMS a true and accurate royalty report. Such report shall cover the preceding six (6) calendar months; and shall be submitted either i) on the "Summary Royalty Report", a copy of which is attached hereto as Attachment II, or ii) on a form generated by ELI which duplicates the format of the Summary Royalty Report; and shall include at least the following:

                a) the name of each LICENSED SERVICE and COMBINATION SERVICES and the number performed during those six (6) months;

                b) compilation of billings thereon and the allowable deductions therefrom;

                c) NET SERVICE REVENUES and the calculation of total royalties thereon; and

         /*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                d) the calculation of the net royalty payable to RMS. If no royalties are due, it shall be so reported.

         The correctness and completeness of each such report shall be attested to in writing by a responsible financial officer of ELI's organization or by ELI's external auditor or by the chair or other head of ELI's internal audit committee.

         Simultaneously with the delivery of each such report, ELI shall pay to RMS the royalty due under this Agreement for the period covered by such report. All payments due RMS hereunder shall be payable in United States currency and sent together with the royalty report by the due date to the following address:

                                    Roche Molecular Systems, Inc.
                                    P.O. Box 18139
                                    Newark, NJ 07191

or to any address that RMS may advise in writing.

                  4.4 Licensed Clinical Services performed by ELI prior to execution of this Agreement shall be royalty bearing and reported to RMS together with the first royalty report due hereunder.

                  4.5 ELI's obligation to pay royalties pursuant to this Agreement shall terminate upon a final holding of invalidity or unenforceability of all of the patents identified in Section 1.9, SUPRA, by a court of appellate jurisdiction or by a trial court from which no appeal is or can be taken.

                  4.6 If ELI shall fail to pay any amount specified under this Agreement after the due date thereof, the amount owed shall bear interest at the Citibank NA base lending rate ("prime rate") plus [CONFIDENTIAL TREATMENT REQUESTED]/*/% from the due date until paid, provided, however, that if this interest rate is held to be unenforceable for any reason, the interest rate shall be the maximum rate allowed by law at the time the payment is due.

         5. PERFORMANCE OF LICENSED SERVICES

            The Parties agree that quality assurance is of utmost importance in the performance of LICENSED SERVICES. To that end, ELI agrees that it will participate in at least one independent proficiency testing program for each LICENSED SERVICE when such program(s) becomes available.

         6. TECHNOLOGY NOTIFICATION

            6.1 With respect to any invention, improvement or discovery (hereinafter referred to as "Discoveries" in this Article) of ELI made after entering into this Agreement, resulting from work conducted under this Agreement and being applicable to PCR, if ELI

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

decides to license said Discoveries to THIRD PARTIES, then ELI agrees to provide to RMS, unless not possible due to ELI's preexisting commitments to THIRD PARTIES relating to said Discoveries, a reasonable opportunity to negotiate a license to use said Discoveries in PCR-based DIAGNOSTIC PRODUCTS and services. Such Discoveries include, but are not limited to, improvements of the PCR process or in the performance of LICENSED SERVICES, modifications to or new methods of performing the LICENSED SERVICES, including the automation of the PCR process or of the LICENSED SERVICES.

            6.2 Any agreement reached between The Parties as a result of ELI's notification to RMS of a Discovery pursuant to Section 6.1 hereto shall be upon terms and conditions negotiated in good faith by The Parties.

         7. DILIGENCE

         ELI shall exercise reasonable diligence in developing, testing, validating, documenting, promoting and selling the LICENSED SERVICES. In the course of such diligence, ELI shall take appropriate steps including, upon reasonable written request of RMS, furnishing RMS with representative copies of all promotional material relating to the LICENSED SERVICES.

         8. TERM AND TERMINATION

            8.1 The immunity from suit granted to ELI herein shall commence on the EFFECTIVE DATE and terminate on the date of expiration of the last to expire of the patents included within the PCR TECHNOLOGY, which patent contains at least one claim covering the performance of LICENSED SERVICES.

            8.2 If in the course of performing and offering LICENSED SERVICES, ELI fails to comply with the quality assurance provision of Article 5, ELI shall so notify RMS immediately upon such failure and shall have thirty (30) days from receipt of such notice to cure all defects of which it is notified. If ELI does not cure all such defects within the designated thirty (30) days, RMS may then in its sole discretion terminate this Agreement in its entirety, or any portion thereof immediately. For the purposes of this Section and this Agreement, ELI's failure to provide an accurate and correct test result when participating in an independent proficiency testing program pursuant to Article 5, on two consecutive evaluations, shall automatically be deemed a failure to comply with
Article 5 and shall be a material breach of this Agreement.

            8.3 Notwithstanding any other Section of this Agreement, ELI may terminate this Agreement for any reason on thirty (30) days' written notice to RMS.

            8.4 The decision of a Court or Administrative body finding RMS liable or culpable due to ELI's performance of LICENSED SERVICES shall give RMS the right to terminate this Agreement immediately upon notification to RMS of said decision.

            8.5 The immunity from suit granted hereunder to ELI shall automatically terminate upon (a) an adjudication of ELI as bankrupt or insolvent, or ELI's admission in writing of its inability to pay its obligations as they mature; or (b) an assignment by ELI for the benefit of creditors; or (c) ELI's applying for or consenting to the appointment of a receiver, trustee or similar officer for any substantial part of its property; or such receiver, trustee or similar officer's appointment without the application or consent of ELI, if such appointment shall continue undischarged for a period of ninety (90) days; or (d) ELI's instituting (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency arrangement, or similar proceeding relating to ELI under the laws of any jurisdiction; or (e) the institution of any such proceeding (by petition, application or otherwise) against ELI, if such proceeding shall remain undismissed for a period of ninety (90) days or the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against a substantial part of the property of ELI, if such judgment, writ, or similar process shall not be released, vacated or fully bonded within ninety (90) days after its issue or levy; or (f) loss of ELI's federal or state licenses permits or accreditation necessary for operation of ELI as a health care institution.

                  8.6 RMS shall have the right to terminate this Agreement by written notice to ELI upon any change in the ownership or control of ELI or of its assets. Termination under this Section shall be effective immediately upon receipt by ELI of RMS's notice of termination. For such purposes, a "change in ownership or control" shall mean that 30% or more of the voting stock of ELI become subject to the control of a person or entity, or any related group of persons or entities acting in concert, which person(s) or entity(ies) did not control such proportion of voting stock as of the EFFECTIVE DATE of the Agreement. Analogously, RMS shall have the right to terminate this Agreement upon any transfer or sale of 30% or more of the assets of ELI to another panty.

                  8.7 BREACH. Upon any breach of or default of a material term under this Agreement by ELI, RMS may terminate this Agreement upon thirty (30) days' written notice to ELI. Said notice shall become effective at the end of the thirty-day period, unless during said period ELI fully cures such breach or default and notifies RMS of such a cure.

                  8.8 Upon termination of this Agreement as provided herein, all immunities and rights granted to ELI hereunder shall revert to or be retained by RMS.

                  8.9 ELI's obligations to report to RMS and to pay royalties to RMS as to the LICENSED SERVICES performed under the Agreement prior to termination or expiration of the Agreement shall survive such termination or expiration.

         9. CONFIDENTIALITY-PUBLICITY

            9.1 Except as otherwise specifically provided in Section 2.5, ELI agrees to obtain RMS's approval before distributing any written information, such as Press Releases, to THIRD PARTIES which contains references to RMS or this Agreement. RMS's approval shall not be unreasonably withheld or delayed and, in any event, RMS's decision shall be rendered within three (3) weeks of receipt of the written information. Once approved, such materials, or abstracts of such materials, which do not materially alter the context of the material originally approved may be reprinted during the term of the Agreement without further approval by RMS unless RMS has notified ELI in writing of its decision to withdraw permission for such use.

            9.2 Each Party agrees that any financial, legal or business information or any technical information disclosed to it (the "Receiving Party") by the other (the "Disclosing Party") in connection with this Agreement shall be considered confidential and proprietary and the Receiving Party shall not disclose same to any THIRD PARTY and shall hold it in confidence for a period of five (5) years and will not use it other than as permitted under this Agreement provided, however, that any information, know-how or data which is orally disclosed to the Receiving Party shall not be considered confidential and proprietary unless such oral disclosure is reduced to writing and given to the Receiving Party in written form within thirty (30) days after oral disclosure thereof. Such confidential and proprietary information shall include, without limitation, marketing and sales information, commercialization plans and strategies, research and development work plans, and technical information such as patent applications, inventions, trade secrets, systems, methods, apparatus, designs, tangible material, organisms and products and derivatives thereof.

            9.3 The above obligations of confidentiality shall not be applicable to the extent:

            a) such information is general public knowledge or, after
               disclosure hereunder, becomes general or public knowledge through no fault of the Receiving Party; or

            b) such information can be shown by the Receiving Party by its written records to have been in its possession prior to receipt thereof hereunder; or

            c) such information is received by the Receiving Party from any
               THIRD PARTY for use or disclosure by the Receiving Party without any obligation to the Disclosing Party provided, however, that information received by the Receiving Party from any THIRD PARTY funded by the Disclosing Party (e.g. consultants, subcontractors, etc.) shall not be released from confidentiality under this exception; or

            d) the disclosure of such information is required or desirable to comply with or fulfill governmental requirements, submissions to governmental bodies, or the securing of regulatory approvals.

            9.4 Each Party shall, to the extent reasonably practicable, maintain the confidentiality of the provisions of this Agreement and shall refrain from making any public announcement or disclosure of the terms of this Agreement without the prior consent of the other Party, except to the extent a Party concludes in good faith that such disclosure is required under applicable law or regulations, in which case the other Party shall be notified in advance.

         10. COMPLIANCE

            In exercising any and all rights and in performing its obligations hereunder, ELI shall comply fully with any and All applicable laws, regulations and ordinances and shall obtain and keep in effect licenses, permits and other governmental approvals, whether at the federal, state or local levels, necessary or appropriate to carry on its activities hereunder. ELI further agrees to refrain from any activities that would have an adverse effect on the business reputation of RMS. RMS will advise ELI of any such activities and ELI will have thirty (30) days to correct such activity.

         11. ASSIGNMENT

         This Agreement shall not be assigned or transferred by ELI (including without limitation any purported assignment or transfer that would arise from a sale or transfer of ELI's business) without the express written consent of RMS. RMS may assign all or any part of its rights and obligations under this Agreement at any time without the consent of ELI. ELI agrees to execute such further acknowledgments or other instruments as RMS may reasonably request in connection with such assignment.

         12. NEGATION OF WARRANTIES AND INDEMNITY

             12.1 Nothing in this Agreement shall be construed as:

                  a) a warranty or representation by RMS as to the validity or scope of any patent included within PCR TECHNOLOGY;

                  b) a warranty or representation that the practice of the PCR
                     TECHNOLOGY and/or the performance of LICENSED SERVICES are or will be free from infringement of patents of THIRD PARTIES;

                  c) an obligation to bring or prosecute actions or suits
                     against THIRD PARTIES for infringement;

                  d) except as expressly set forth herein, conferring the right to use in advertising, publicity or otherwise any trademark, trade name, or names, or any contraction, abbreviation, simulation or adaptation thereof, of RMS;

                  e) conferring by implication, estoppel or otherwise any
                     license, right or immunity under any patents or patent applications of RMS other than those specified in PCR TECHNOLOGY, regardless of whether such other patents and patent applications are dominant or subordinate to those in PCR TECHNOLOGY;

                  f) an obligation to furnish any know-how not provided in PCR
                     TECHNOLOGY; or

                  g) creating any agency, partnership, joint venture or similar relationship between RMS and ELI.

         12.2 RMS MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         12.3 ELI shall assume full responsibility for its use of the PCR TECHNOLOGY and shall defend, indemnify and hold RMS harmless from and against all liability, demands, damages, expenses (including attorneys' fees) and losses for death, personal injury, illness, property damage or any other injury or damage, including any damages or expenses arising in connection with state or federal regulatory action (collectively "Damages"), resulting from the use by ELI, including its officers, directors, agents and employees, of the PCR TECHNOLOGY except, and to the extent that such Damages are caused by the negligence or willful misconduct of RMS.

     13. GENERAL

         13.1 This Agreement constitutes the entire agreement between The Parties as to the subject matter hereof, and all prior negotiations, representations, agreements and understandings are merged into, extinguished by and completely expressed by it. This Agreement may be modified or amended only by a writing executed by authorized officers of each of The Parties.

         13.2 Any notice required or permitted to be given by this Agreement shall be given by postpaid, first class, registered or certified mail, or by courier, properly addressed to the other Party at the respective address as shown below:

              If to RMS: Roche Molecular Systems, Inc.
                         1145 Atlantic Avenue
                         Alameda, California 94501
                         Attn: General Counsel

              If to ELI: Exact Laboratories, Inc.
                         63 Great Road
                         Maynard, Massachusetts 01754
                         Attn: President

         Either Party may change its address by providing notice to the other Party. Unless otherwise specified herein, any notice given in accordance with the foregoing shall be deemed given within four (4) full business days after the day of mailing, or one full day after the date of delivery to the courier, as the case will be.

                  13.3 GOVERNING LAW AND VENUE. This Agreement and its effect are subject to and shall be construed and enforced in accordance with the law of the State of California, U.S.A., except as to any issue which by the law of California depends upon the validity, scope or enforceability of any patent within the PCR TECHNOLOGY, which issue shall be determined in accordance with the applicable patent laws of the United States. The Parties agree that the exclusive jurisdiction and venue for any dispute or controversy arising from this Agreement shall be in the United States District Court for the Northern District of California if federal jurisdiction exists, and if no federal jurisdiction exists, then in the Superior Court of the County of Alameda, California.

               13.4 ARBITRATION. Notwithstanding the provisions of Section
13.3 above, any dispute concerning solely the determination of facts such as, but not limited to, (a) the value of a COMBINATION SERVICES and a LICENSED SERVICE pursuant to Section 1.7; (b) a determination of royalty rate payments owed pursuant to Section 4.1; (c) compliance with quality assurance pursuant to
Article 5; or (d) good faith compliance with Section 6.1; and which dispute does not involve a question of law, shall be settled by final and binding arbitration at a mutually convenient location in the State of California pursuant to the commercial arbitration rules of the American Arbitration Association, in accordance with the following procedural process:

                    i) The arbitration tribunal shall consist of three arbitrators. In the request for arbitration and the answer thereto, each Party shall nominate one arbitrator and the two arbitrators so named will then jointly appoint the third arbitrator as chairman of the arbitration tribunal.

                    ii) The decision of the arbitration tribunal shall be final and judgment upon such decision may be entered in any competent court for juridical acceptance of such an award and order of enforcement. Each Party hereby submits itself to the jurisdiction of the courts of the place of arbitration, but only for the entry of judgment with respect to the decision of the arbitrators hereunder.

               13.5 Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement or concerning the legal right of The Parties to enter into this contract and any statute, law, ordinance or treaty, the latter shall prevail, but in such event the affected provisions of the Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements.

               13.6 If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of RMS's to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

         IN WITNESS WHEREOF, The Parties hereto have set their hands and seals and duly executed this Agreement on the date(s) indicated below, to be effective on Effective Date as defined herein.

ROCHE MOLECULAR SYSTEMS, INC.               EXACT LABORATORIES, INC.

By: /s/ Thomas White                        By: /s/ Donna K. Hazard
    ------------------------------              --------------------------
    Thomas White, Ph.D                          Donna K. Hazard
    Title: Vice President, R&D                  Title: Vice President, Business
                                                Development

Date: May 6, 1999                               Date: June 3, 1999
      ----------------------------                    -------------------------

ATTACHMENT I

                              COMBINATION SERVICES

                                          PERCENT OF NET SERVICE
                                          REVENUES FOR COMBINATION
                                          SERVICES WHICH IS
                                          ATTRIBUTABLE TO LICENSED
LICENSED SERVICES                         SERVICES

                               [TO BE DETERMINED]

ATTACHMENT II

                                              SUMMARY ROYALTY REPORT
                                         for the Period _______ to _______

Licensee:  Exact Laboratories, Inc.     Field of Use: In Vitro Human Diagnostic
Effective Date:                         Services
                                        Royalty Rate: [CONFIDENTIAL TREATMENT
                                                       REQUESTED]/*/%

-----------------------------------------------------------------------------------------------------------------------------------
          LICENSED SERVICE                AMOUNT           NUMBER OF         COMPILATION       DEDUCTIONS        COMBINATION
                                        BILLED PER       LIC. SERVICE            OF             ALLOWED*          SERVICE %
                                       LIC. SERVICE        PERFORMED          BILLINGS                           (FROM ATT.I)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Royalty Payment Due
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------
  NET SERVICE        EARNED
    REVENUE         ROYALTY

-------------------------------
-------------------------------

-------------------------------

-------------------------------

-------------------------------

-------------------------------

-------------------------------

-------------------------------

* PLEASE ATTACH, TO THIS FORM, DOCUMENTATION OR SUPPLEMENTAL DATA FOR "DEDUCTIONS ALLOWED".
** COMBINATION SERVICES %'S MUST BE PREVIOUSLY AGREED UPON. TO CONFIRM THAT A COMBINATION SERVICES % HAS BEEN ESTABLISHED OR TO PROPOSE THIS STATUS, PLEASE CONTACT RMS LICENSING DEPT. @(510)814-2984.

    CHECK HERE IF THERE WERE NO LICENSED SERVICES PERFORMED FOR THIS REPORT
    PERIOD: _____

I hereby certify the information set forth above is correct and complete with respect to the amounts due under the applicable license agreement.

By:_____________________________   Title:______________ Date:__________________
       (authorized signature)

Name (please print):_________________________________________

-------------------------------------------------------------------------------
MAIL REPORT WITH ANY ROYALTY PAYMENT DUE TO: ROCHE MOLECULAR SYSTEMS, INC., P.O. BOX 18139, NEWARK, NEW JERSEY 07191

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                RIDER CONCERNING SUPPLEMENTAL PATENT RIGHTS TO
                       PCR DIAGNOSTIC SERVICES AGREEMENT

The purpose of this rider is to set forth the agreement of Exact Laboratories, Inc. ("ELI") and Roche Molecular Systems, Inc. ("RMS") concerning the supplemental rights to additional patents relating to PCR TECHNOLOGY which RMS offers and The Parties agree to add to the rights granted to ELI by the Agreement between The Parties, executed on even date herewith (the "PCR Diagnostic Services Agreement").

1. It is understood by The Parties that RMS may, from time to time, come into possession or control of additional patents or claims of patents relating to PCR TECHNOLOGY rights to which RMS may decide to offer to add to the PCR Diagnostic Services Agreement and which ELI may desire to accept. Accordingly, appended hereto as APPENDIX A is a list of such additional patents or claims of patents as RMS is currently offering to which ELI, by its authorized representative, has indicated its acceptance thereof in accordance with the rights of use and all other pertinent obligations, restrictions and limitations as set forth in the PCR Diagnostic Services Agreement.

2. APPENDIX A may be amended by mutual agreement of The Parties in writing so as to add additional patent rights being offered by RMS. Accordingly, a new APPENDIX A signed and dated by both parties shall supersede any prior APPENDIX A and shall become a part of this rider.

3. It is expressly understood and agreed by The Parties that the grant of additional patent rights herein does not in any way otherwise modify the PCR Diagnostic Services Agreement and that all provisions of that Agreement shall remain in full force and effect as originally set forth therein. The term of the PCR Diagnostic Services Agreement shall control the enjoyment of rights hereunder and is not extended by the rights granted hereby nor shall there be any additional royalty obligation to RMS beyond that set forth in said Agreement.

4. In consideration of the further rights being granted it hereunder, ELI agrees to remain in good faith compliance with the applicable terms of the PCR Diagnostic Services Agreement, including reporting and payment of royalties and the limitation on use of PCR TECHNOLOGY strictly for the performance of LICENSED SERVICES and not to make products.

5. In the event that ELI's obligation to pay royalties under the PCR Diagnostic Services Agreement for its rights to use the PCR TECHNOLOGY shall cease for any reason, whether by termination, expiry, invalidation or otherwise, then The Parties agree that this rider shall become null and void and the rights granted hereunder terminated without notice and The Parties shall be free to negotiate a new agreement with respect to the patent rights listed on APPENDIX A.

                                              Accepted and Agreed
Roche Molecular Systems, Inc.                 Exact Laboratories, Inc.

By: /s/ Thomas White                          By: /s/ Donna K. Hazard
    ------------------------------                -----------------------------
        Thomas White                                  Donna Hazard
Title:  Vice President, R&D                   Title:  Vice President, Business
                                                      Development
Date: May 6, 1999                             Date: June 3, 1999
      ----------------------------                  ---------------------------

APPENDIX A TO RIDER

ADDITIONAL PATENTS

U.S. Patent Number 5,008,182

U.S. Patent Number 5,176,995

U.S. Patent Number 5,219,727

U.S. Patent Number 5,110,920


ROCHE MOLECULAR SYSTEMS, INC.                    EXACT LABORATORIES, INC.

By: /s/ Thomas White                             By: /s/ Donna K. Hazard
        -------------------------                    --------------------------
           Thomas White, Ph.D                            Donna Hazard
Title:     Vice President, R&D                   Title: Vice President, Business
                                                        Development
Date: May 6, 1999                                Date: June 3, 1999
      ---------------------------                      ------------------------